EXECUTION COPY

JOINDER AND FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT

This JOINDER AND FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT (this "Amendment"), dated as of July 20, 2007, is entered into by and among Surfect Holdings, Inc., a Delaware corporation (the "Company") and each of Birchten Investments, Ltd, Gemini Master Fund, Ltd, London Family Trust, Jacob Honig Irrevocable Trust and Granite Financial Group (collectively, the "Original Investors") and Liechtensteinische Landesbank AG and Peter Rettman (the "Additional Investors," and together with the Original Investors, the "Investors").

RECITALS

WHEREAS, the Company and the Original Investors are parties to a Securities Purchase Agreement dated as of June 1, 2007 (the "Agreement "); and

WHEREAS, pursuant to the Agreement, the Original Investors acquired from the Company for an aggregate purchase price of One Million Five Hundred Thousand Dollars ($1,500,000), (a) 10% senior secured convertible promissory notes of the Company having an aggregate principal amount equal to the Purchase Price (the "Original Notes") and (b) an aggregate of Six Hundred and Sixty Thousand (660,000) shares of common stock, $0.0001 par value, of the Company ("Common Stock"); and

WHEREAS, Liechtensteinische Landesbank AG and Peter Rettman (collectively the "Additional Investors" and each an "Additional Investor")) desire to purchase from the Company for an aggregate purchase price of Three Hundred Thousand Dollars ($300,000), (a) 10% senior secured convertible promissory notes of the Company in form and substance substantially similar to the Original Notes (the "Additional Notes") and (b) an aggregate of One Hundred and Forty Four Thousand (144,000) shares (the "Additional Shares") of common stock, $0.0001 par value, of the Company ("Common Stock"); and

WHEREAS, the Company and the Original Investors desire to amend the Agreement to provide for the purchase of Additional Notes and Additional Shares by the Additional Investors and the Additional Investors desire to be added as parties to the Agreement pursuant to this Amendment; and

WHEREAS, Section 9.04 of the Agreement provides that no provision of the Agreement may be amended other than by written instrument signed by the Company and the Original Investors;

NOW, THEREFORE, in consideration of the premises and in reliance on the representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE 1

REPRESENTATIONS AND WARRANTIES

1.01 Representations and Warranties of the Company. The Company hereby represents and warrants to the Investors as follows:

A. Authorization, etc. The Company has full power and authority to execute and deliver this Amendment and to carry out the transactions contemplated hereby. This Amendment has been duly executed and delivered by the Company. This Amendment constitutes a valid and binding agreement of the Company, assuming the due execution of this Amendment by the Investors, enforceable against the Company in accordance with its terms, except that (i) such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

B. Capital Stock. Effective as of the date hereof, the authorized capital stock of the Company consists of 40,000,000 shares of Common Stock, of which 14,973,667 shares are issued and outstanding as of the date hereof, and 10,000,000 shares of Preferred Stock, none of which shares are issued and outstanding as of the date hereof. This representation updates and supplements the representation contained in Section 3.03 of the Agreement, effective as of the date hereof.

1.02. Representations and Warranties of the Investors. Each Investor, severally and not jointly, represents and warrants to the Company as follows:

A. Authorization, etc. The Investor has full power and authority to execute and deliver this Amendment and to carry out the transactions contemplated hereby. This Amendment has been duly executed and delivered by the Investor. This Amendment constitutes a valid and binding agreement of the Investor, assuming the due execution of this Amendment by the Company, enforceable against the Investor in accordance with its terms, except that (i) such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

B. Additional Investor Representations. Each Additional Investor hereby acknowledges that it has read a copy of the Agreement and each Additional Investor agrees to be bound by the Agreement, as amended by this Amendment, as if the undersigned Additional Investor were an original Investor and signatory thereto, but with effect only from the Subsequent Closing Date (as defined below).

ARTICLE 2

AMENDMENTS

2.01 Amended Exhibit A. Exhibit A to the Agreement is hereby deleted in its entirety and replaced with the new Exhibit A attached hereto:

2.02 New Section 2.04. The following new Section 2.04 shall be added to the Agreement, to read in its entirety as follows:

"2.04. Subsequent Closing.

A. Subsequent Closing Deliveries. At the Subsequent Closing (as defined below):

(a) The Company shall deliver to each Additional Investor (as applicable): (i) one or more stock certificates evidencing the number of shares (the "Additional Shares") set forth opposite each Additional Investor's name on Exhibit A within five (5) Business Days after the Subsequent Closing Date, (ii) a duly executed original Note in the principal amount set forth opposite each Additional Investor's name on Exhibit A and (iii) a duly executed counterpart of the Security Agreement, as amended. For the purposes of this Agreement and unless the context requires otherwise, "Shares" shall be deemed to include all Additional Shares issued at the Subsequent Closing and "Investors" shall be deemed to include the Additional Investors.

(b) Each Additional Investor shall deliver to the Company: (i) the amount in cash set forth opposite such Additional Investor's name on Exhibit A by wire transfer in immediately available funds to an account designated in writing by the Company prior to the date hereof and (ii) a duly executed counterpart of the Security Agreement, as amended.

B. Subsequent Closing Date. The subsequent closing of the purchase and sale of the Additional Shares hereunder (the "Subsequent Closing") shall take place (a) at the offices of Greenberg Traurig, LLP, The Met Life Building, 200 Park Avenue, New York, New York 10166 at 10:00 a.m. local time, on July 20, 2007 or (b) at such other place, date or time as may be mutually agreed upon in writing by the Investors and the Company. The date of the Closing is referred to herein as the "Subsequent Closing Date."

ARTICLE 3

MISCELLANEOUS

3.01 Effective Date. This Amendment shall be effective on the date hereof.

3.02 Scope of Waiver. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Agreement. Except as amended by this Amendment, the Agreement shall continue in full force and effect.

3.03. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

3.04 Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

3.05 Interpretation. From and after the date hereof, all references in the Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Agreement shall be deemed to be references to the Agreement as modified hereby. Capitalized terms used in this Amendment and not otherwise defined shall have the meaning ascribed to such terms in the Agreement.

IN WITNESS WHEREOF, the parties hereto have duly executed, or caused to be duly executed by their respective authorized officers, this Joinder and First Amendment to Securities Purchase Agreement as of the day and year first above written.

COMPANY:

SURFECT HOLDINGS, INC.

By: ______________________
Name: STEVEN ANDERSON
Title: CEO

ORIGINAL INVESTORS:

BIRCHTEN INVESTMENTS, LTD.

By: ______________________
Name:
Title:

GEMINI MASTER FUND, LTD.

By: ______________________
Name:
Title:

JACOB HONIG IRREVOCABLE TRUST

By: ______________________
Name:
Title:

LONDON FAMILY TRUST

By: ______________________
Name:
Title:

GRANITE FINANCIAL GROUP

By: ______________________
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have duly executed, or caused to be duly executed by their respective authorized officers, this Joinder and First Amendment to Securities Purchase Agreement as of the day and year first above written.

COMPANY:

SURFECT HOLDINGS, INC.

By:________________________
Name:
Title:

ORIGINAL INVESTORS:

BIRCHTEN INVESTMENTS, LTD.

By:________________________
Name:
Title:

GEMINI MASTER FUND, LTD.

By: [signature]
Name: STEVEN W. WINTERS
Title: President of the Investment Manager

JACOB HONIG IRREVOCABLE TRUST

By:________________________
Name:
Title:

LONDON FAMILY TRUST

By:________________________
Name:
Title:

GRANITE FINANCIAL GROUP

By:________________________
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have duly executed, or caused to be duly executed by their respective authorized officers, this Joinder and First Amendment to Securities Purchase Agreement as of the day and year first above written.

COMPANY:

SURFECT HOLDINGS, INC.

By:____________________________
Name:
Title:

ORIGINAL INVESTORS:

BIRCHTEN INVESTMENTS, LTD.

By: [signature]
Name: Deirdre M. McCoy
Title: Director

GEMINI MASTER FUND, LTD.

By:____________________________
Name:
Title:

JACOB HONIG IRREVOCABLE TRUST

By:____________________________
Name:
Title:

LONDON FAMILY TRUST

By:____________________________
Name:
Title:

GRANITE FINANCIAL GROUP

By:____________________________
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have duly executed, or caused to be duly executed by their respective authorized officers, this Joinder and First Amendment to Securities Purchase Agreement as of the day and year first above written.

COMPANY:

SURFECT HOLDINGS, INC.

By:______________________________
Name:
Title:

ORIGINAL INVESTORS:

BIRCHTEN INVESTMENTS, LTD.

By:______________________________
Name:
Title:

GEMINI MASTER FUND, LTD.

By:______________________________
Name:
Title:

JACOB HONIG IRREVOCABLE TRUST

By: [signature]
Name: Jonathan Honig
Title:

LONDON FAMILY TRUST

By:______________________________
Name:
Title:

GRANITE FINANCIAL GROUP

By:______________________________
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have duly executed, or caused to be duly executed by their respective authorized officers, this Joinder and First Amendment to Securities Purchase Agreement as of the day and year first above written.

COMPANY:

SURFECT HOLDINGS, INC.

By:____________________________
Name:
Title:

ORIGINAL INVESTORS:

BIRCHTEN INVESTMENTS, LTD.

By:____________________________
Name:
Title:

GEMINI MASTER FUND, LTD.

By:____________________________
Name:
Title:

JACOB HONIG IRREVOCABLE TRUST

By:____________________________
Name:
Title:

LONDON FAMILY TRUST

By: Robert S London
Name: ROBERT S. LONDON
Title: TRUSTEE, LONDON FAMILY TRUST

GRANITE FINANCIAL GROUP

By:____________________________
Name:
Title:

NY 238395559v2 5/8/2007

IN WITNESS WHEREOF, the parties hereto have duly executed, or caused to be duly executed by their respective authorized officers, this Joinder and First Amendment to Securities Purchase Agreement as of the day and year first above written.

COMPANY:

SURFECT HOLDINGS, INC.

By:____________________________
Name:
Title:

ORIGINAL INVESTORS:

BIRCHTEN INVESTMENTS, LTD.

By:____________________________
Name:
Title:

GEMINI MASTER FUND, LTD.

By:____________________________
Name:
Title:

JACOB HONIG IRREVOCABLE TRUST

By:____________________________
Name:
Title:

LONDON FAMILY TRUST

By:____________________________
Name:
Title:

GRANITE FINANCIAL GROUP

By: [signature]
Name: DANIEL J. SCHREIBER
Title: PRESIDENT / CEO

ADDITIONAL INVESTORS:

LIECHTENSTEINISCHE LANDESBANK AG

By: ________________________
Name: MICHAEL AEBLI FERDI BECK
Title: ASSISTANT MANAGER ASSISTANT MANAGER

____
PETER RETTMAN

WESTMINSTER SECURITIES

By: ________________________
Name: CHARLES M. CARLSON CEO
Title:

SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT

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ADDITIONAL INVESTORS:

LIECHTENSTEINISCHE LANDESBANK AG

By:______________________________
Name:
Title:

PETER RETTMAN

WESTMINSTER SECURITIES

By:______________________________
Name:
Title:

EXHIBIT A

INVESTORS

Name of Investor; Address	Portion of Purchase Price	Number of Shares	Principal Amount of Promissory Note
Birchten Investments, Ltd. Charlotte House, Charlotte Street P.O. Box N-9204 Nassau, Bahamas Fax: 1-242-323-7918	$755,000	302,000	$755,000
Gemini Master Fund, Ltd. 12220 El Camino Real, Suite 400 San Diego, California, 92130-2091 Fax: 1-858-509-8808	$295,000	118,000,	$295,000
London Family Trust 212 Aurora Drive Montecito, CA 93108 Fax: 1-805-565-0027	$200,000	80,000	$200,000
Jacob Honig Irrevocable Trust 3269 Harrington Drive Boca Raton, FL 33496 Fax: 212-878-6529	$250,000	100,000	$250,000
Granite Financial Group 12220 El Camino Real Suite 400 San Diego, California 92130 Fax: 1-858-509-8808	Not applicable	60,000	Not applicable

ADDITIONAL INVESTORS FOR SUBSEQUENT CLOSING

Name of Investor; Address	Portion of Purchase Price	Number of Shares	Principal Amount of Promissory Note
Liechtensteinische Landesbank AG attn: Patrick Wille re: Hornet Fund Staedtle 44 Box 384 9490 Vaduz Lichtenstein, Germany	$250,000	100,000	$250,000
Peter Rettman 3700 W. Lawton Street Seattle, Washington 98199	$50,000	20,000	$50,000
Westminster Securities 100 Wall Street, 7th Floor New York, NY 10005	N/A	12,000	N/A
Granite Financial Group 12220 El Camino Real	N/A	12,000	N/A

SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT

Suite 400 San Diego, California 92130 Fax: 1-858-509-3808			

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SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT

CHI58651197 V18